Execution Version

FIRST AMENDMENT TO
TERM LOAN CREDIT AGREEMENT

This First Amendment to Term Loan Credit Agreement (this “Amendment”), dated as of April 23, 2020, is entered into by and among New Jersey Resources Corporation, a New Jersey corporation (the “Borrower”), the Guarantors party hereto (collectively with the Borrower, the “Loan Parties”), the Lenders party hereto, and Wells Fargo Bank National Association, as Administrative Agent.

RECITALS

A. The Loan Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of October 9, 2019 (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

B. The Loan Parties have requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Debt Issuance” in its entirety as follows (the modifications to such definition indicated textually as bold and double-underlined text):

“Debt Issuance” shall mean the issuance of any Borrowed Debt by any Loan Party or any of its Subsidiaries other than (i) Indebtedness incurred by New Jersey Natural Gas, (ii) intercompany Indebtedness among the Borrower and/or its Subsidiaries, (iii) credit extensions under the Existing Revolving Credit Agreement and any refinancing thereof, (iv) issuances by the Borrower and any of its Subsidiaries under short term commercial paper programs, (v) ordinary course letter of credit facilities, overdraft protection and short term working capital facilities, factoring, capital leases, financial leases, hedging and cash management arrangements and purchase money and equipment financings, (vi) the Loans, (vii) Indebtedness of Project Subsidiaries and any guaranties with respect thereto, (viii) other Indebtedness to the extent the Net Cash Proceeds thereof are utilized or are to be utilized to refinance any Borrowed Debt of the Borrower or any of their Subsidiaries to the extent the issuance of incurrence of such Indebtedness occurs within 18 months of the maturity of the applicable Borrowed Debt being refinance and to pay any fees or other amounts in respect thereof (including any prepayment or redemption premiums and accrued interest thereon), (ix) seasonal lines of credit for the purchase of natural gas and (x) other Indebtedness (other than Indebtedness pursuant to or resulting from any Senior Note Issuance) in an aggregate principal amount up to $50,000,000. For the avoidance of doubt, and notwithstanding anything to the contrary herein or otherwise, (A) each Senior Note Issuance shall constitute a “Debt Issuance” and (B) a 364-day senior unsecured line of credit converting to a term loan to be entered into by the Borrower, the Guarantors, the lenders from time to time party thereto and PNC Bank, National Association, as administrative agent, in an aggregate principal amount not exceeding $250 million shall not constitute a “Debt Issuance”.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

2.1 The amendment set forth in ARTICLE I shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from each Loan Party and Lenders constituting the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 To induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders on and as of the date hereof, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance, (iii) no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement as a condition to the execution, delivery and carrying out of this Amendment by any Loan Party, (iv) the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects (or if qualified by materiality or material adverse effect or material adverse change, in all respects), (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or Potential Default and (vi) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION

4.1 Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

5.2 Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.3 Expenses. The Loan Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWER:

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Roberto F. Bel	[Seal]
Name:	Roberto F. Bel
Title:	Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

GUARANTORS:

NJR ENERGY SERVICES COMPANY

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR HOME SERVICES COMPANY

By:	/s/ Patrick J. Migliaccio
Name:	Patrick J. Migliaccio
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

COMMERCIAL REALTY AND RESOURCES CORP.

By:	/s/ Patrick J. Migliaccio
Name:	Patrick J. Migliaccio
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

PHOENIX FUEL MANAGEMENT COMPANY

By:	/s/ Patrick J. Migliaccio
Name:	Patrick J. Migliaccio
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NJR SERVICE CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR CLEAN ENERGY VENTURES CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR MIDSTREAM HOLDINGS CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR ENERGY INVESTMENTS CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR PLUMBING SERVICES, INC.

By:	/s/ Patrick J. Migliaccio
Name:	Patrick J. Migliaccio
Title:	Senior Vice President, Chief Financial
Officer and Treasure

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NJR RETAIL HOLDINGS CORPORATION

By:	/s/ Patrick J. Migliaccio
Name:	Patrick J. Migliaccio
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NJR CLEAN ENERGY VENTURES II CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

NJR CLEAN ENERGY VENTURES III CORPORATION

By:	/s/ Roberto F. Bel
Name:	Roberto F. Bel
Title:	Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a
Lender

By:	/s/ Jesse Tannuzzo
Name:	Jesse Tannuzzo
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

TRUIST BANK (formerly known as Branch
Banking and Trust Company), as a Lender

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

TD Bank, N.A., as a Lender

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

The Bank of Nova Scotia, as a Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT